AEGION
Stronger. Safer. Infrastructure.®

Exhibit 99.1

May 2, 2017
St. Louis, Missouri

AEGION CORPORATION REPORTS 2017 FIRST QUARTER FINANCIAL RESULTS

The Company remains well positioned for strong earnings per share growth in 2017

- Q1'17 diluted EPS were $0.17 compared to a loss of $0.11 in Q1'16. Adjusted (non-GAAP)[1] Q1'17 diluted EPS were $0.18 compared to $0.12 in Q1'16.
- Cash flow from operating activities used $26 million of cash in a seasonally low quarter for cash generation, which included a higher than normal increase in receivables because of the deepwater pipe coating and insulation project and several turnaround events.
- New orders increased in all three platforms during Q1'17 compared to Q1'16 by a total of 29 percent to $333 million.
- Contract backlog at March 31, 2017 was $712 million, 6 percent below contract backlog at March 31, 2016 due to execution of the large deepwater pipe coating and insulation project. Excluding the deepwater project, backlog increased 6 percent to $661 million.

[1] *Adjusted (non-GAAP) results exclude certain charges related to the Company's restructuring efforts and acquisition-related expenses. The reconciliation of adjusted results begins on page 7.*

Q1 2017 HIGHLIGHTS

- Infrastructure Solutions' operating income declined because of limited activity in certain regions and planned investments for future growth. Strong execution resulted in revenue and profit growth in the key North American wastewater CIPP market.
- Corrosion Protection delivered strong growth driven by execution of the large deepwater pipe coating and insulation project.
- Energy Services delivered revenues, operating income and operating margins in line with expectations.

"With an improving backlog position and strong orders in our core end markets during the first quarter, we expect higher organic revenue and operating income in all three platforms to result in significant adjusted EPS growth in 2017. We are also making investments in sales resources, market expansion and R&D to advance our long-term strategy for sustainable organic growth and to position the Company to achieve our three-year financial objectives."

Charles R. Gordon, President and CEO



Revenues
$293.9
$325.2
10.6%
Q1'16
Q1'17
Gross Profit
$54.4
$67.4
23.9%
$55.7
$67.6
21.4%
Q1'16
Q1'17
Q1'16
Q1'17
Operating Income
$14.1
$(4.1)
$18.2
$7.7
$14.6
$6.9
Q1'16
Q1'17
Q1'16
Q1'17
in USD millions, except percentages
– GAAP results
– Adjusted (non-GAAP)1 results
Gross Margin
18.5%
20.7%
18.9%
20.8%
Q1'16
Q1'17
Q1'16
Q1'17
Operating Margin
4.3%
(1.4)%
2.6%
4.5%
Q1'16
Q1'17
Q1'16
Q1'17

INFRASTRUCTURE SOLUTIONS INVESTS FOR LONG-TERM GROWTH IN A SEASONALLY LOW EARNINGS QUARTER



Revenues
$125.8
$128.9
2.5%
Q1'16
Q1'17
Gross Profit
$29.7
$31.3
5.1%
$31.0
$31.4
1.4%
Q1'16
Q1'17
Q1'16
Q1'17
Operating Income
$5.8
$5.6
$(0.2)
$10.0
$6.1
$(3.9)
Q1'16
Q1'17
Q1'16
Q1'17
in USD millions, except percentages
Gross Margin
23.7%
24.3%
24.6%
24.4%
Q1'16
Q1'17
Q1'16
Q1'17
Operating Margin
4.6%
4.4%
8.0%
4.7%
Q1'16
Q1'17
Q1'16
Q1'17
– GAAP results
– Adjusted (non-GAAP) results

Q1 2017 Highlights

- Strong execution for contract installation of Insituform® CIPP led to revenue and profit growth in the North American market.
- Weak Q4'16 orders led to an expected decline in pressure pipe rehabilitation activity in North America.
- Investments made for long-term sustainable organic growth, including sales resources and recent acquisitions, accounted for most of the operating expense increase and resulting decline in operating income.
- Results in the European CIPP market were largely in line with expectations; however, challenges in Australia with respect to contract installations negatively impacted platform results.

Infrastructure Solutions remains on track to grow 2017 revenues and operating income in line with expectations because of favorable market conditions in North America for municipal pipeline rehabilitation and expectations for continued strong execution.

2017 Outlook

Revenues for Infrastructure Solutions are expected to grow faster than the low to mid-single digit three-year growth target at modestly lower operating margins than the 9.8 percent achieved in full year 2016.

- The modest backlog decline was the result of strong execution in the North American wastewater CIPP market.
- Favorable market conditions led to a strong increase in new orders during Q1'17 and a solid backlog position, which supports expectations for full-year top line organic growth in the North American market for municipal pipeline rehabilitation.
- Improved performance in the European CIPP market is expected to partially offset a difficult labor market for CIPP activity in Australia.
- Investments for future growth as well as higher raw material and labor costs are expected to modestly impact operating margins. A continuous improvement effort in manufacturing and operations is expected to partially offset the cost increases.



Infrastructure Solutions
Contract Backlog
$327.6
$317.1
(3.2)%
03/31/16
03/31/17

in USD millions, except percentage

CORROSION PROTECTION'S STRONG RESULTS WERE DRIVEN BY THE LARGE DEEPWATER PIPE INSULATION PROJECT



Revenues
$92.4
$123.4
33.5%
Q1'16
Q1'17
Gross Profit
$17.2
$28.0
62.6%
$17.2
$28.0
62.6%
Q1'16
Q1'17
Q1'16
Q1'17
Operating Income
$(5.7)
$7.2
$12.9
$(2.9)
$7.2
$10.1
Q1'16
Q1'17
Q1'16
Q1'17
Gross Margin
18.6%
22.7%
18.6%
22.7%
Q1'16
Q1'17
Q1'16
Q1'17
Operating Margin
(6.1)%
5.8%
(3.2)%
5.8%
Q1'16
Q1'17
Q1'16
Q1'17
in USD millions, except percentages
– GAAP results
– Adjusted (non-GAAP) results

Q1 2017 Highlights

- Production activity to insulate pipe for the $130 million deepwater project met expectations.
- Contributions from cathodic protection services activities in North America were below expectations due to timing of higher margin projects, lower labor utilization and continued pricing pressures in Canada.
- Project delays impacted contributions from Tite Liner® pipe linings, while field weld coating applications, primarily for upstream oil & gas pipelines, largely met expectations.

Corrosion Protection is expected to make a strong financial contribution in 2017 driven by execution of the large deepwater pipe coating and insulation project, pipeline maintenance activity in North America for midstream oil & gas transmission pipelines and a modest recovery associated with upstream oil & gas development.

2017 OUTLOOK

Corrosion Protection revenues are expected to grow mid-teens with mid-single digit operating margins driven by the planned contribution from the deepwater pipe coating and insulation project and an anticipated recovery in the energy markets.

- Backlog, excluding the deepwater project, increased nearly 10 percent for midstream pipeline cathodic protection services and Tite Liner® pipe lining projects.
- An improving U.S. market for midstream pipeline maintenance is expected to result in revenue and profit growth for cathodic protection services, which accounts for the majority of Corrosion Protection's annual revenues.
- The majority of the remaining activity for the deepwater pipe coating and insulation project is expected to be completed in Q2'17.



Corrosion Protection
Contract Backlog
$259.9
$134.5
$125.4
$188.9
$51.7
$137.2
(27.3)%
03/31/16
03/31/17
– Large deepwater project
– Remaining
in USD millions, except percentage

ENERGY SERVICES' POSITIVE Q1 PERFORMANCE WAS IN LINE WITH EXPECTATIONS



Revenues
$75.7
$72.9
(3.7)%
Q1'16
Q1'17
Gross Profit
$7.5
$8.2
9.7%
$7.5
$8.2
9.7%
Q1'16
Q1'17
Q1'16
Q1'17
Operating Income
$1.3
$5.6
$(4.3)
$1.3
$0.6
$0.7
Q1'16
Q1'17
Q1'16
Q1'17
Gross Margin
9.9%
11.2%
9.9%
11.2%
Q1'16
Q1'17
Q1'16
Q1'17
Operating Margin
1.8%
(5.6)%
0.8%
1.8%
Q1'16
Q1'17
Q1'16
Q1'17
in USD millions, except percentages
– GAAP results
– Adjusted (non-GAAP) results

Q1 2017 Highlights

- Billable hours and high-quality performance related to day-to-day refinery maintenance activities in the U.S. West Coast market were in line with expectations.
- An increase in refinery turnaround activities contributed to the financial results, including gross margin expansion.
- Margins also improved from a greater focus on the downstream refinery maintenance market, activities to reduce costs and improve efficiencies as well as the absence of the upstream downsizing efforts completed in 1H'16.

A strong start to 2017 reaffirms Energy Services' outlook for top line growth and operating margin expansion based on a solid foundation of day-to-day refinery maintenance activities complimented by expectations for increased turnaround support services and efforts to improve operating efficiencies.

2017 Outlook

Revenues from Energy Services are expected to grow mid-single digits, in line with the three-year growth objective, with operating margins above the level achieved in Q4'16.

- The increase in quarter-end backlog reflects greater activity for West Coast refinery maintenance, including the expansion of an existing maintenance contract, and an increase in planned turnaround activities.

Energy Services Contract Backlog



$169.2
$206.3
21.9%
03/31/16
03/31/17

in USD millions, except percentage

Represents expected unrecognized revenues to be realized under long-term Master Service Agreements and other signed contracts, limited to the next 12 months of expected revenues.

About Aegion Corporation (NASDAQ: AEGN)
Aegion combines innovative technologies with market-leading expertise to maintain, rehabilitate and strengthen infrastructure around the world. Since 1971, the Company has played a pioneering role in finding innovative solutions to rehabilitate aging infrastructure, primarily pipelines in the wastewater, water, energy, mining and refining industries. Aegion also maintains the efficient operation of refineries and other industrial facilities and provides innovative solutions for the strengthening of buildings, bridges and other structures. Aegion is committed to Stronger. Safer. Infrastructure.® More information about Aegion can be found at www.aegion.com.

Forward-Looking Statements
The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking statements. Aegion's forward-looking statements in this news release represent its beliefs or expectations about future events or financial performance. These forward-looking statements are based on information currently available to Aegion and on management's beliefs, assumptions, estimates or projections and are not guarantees of future events or results. When used in this document, the words "anticipate," "estimate," "believe," "plan," "intend, "may," "will" and similar expressions are intended to identify forward-looking statements, but are not the exclusive means of identifying such statements. Such statements are subject to known and unknown risks, uncertainties and assumptions, including those referred to in the "Risk Factors" section of Aegion's Annual Report on Form 10-K for the year ended December 31, 2016, filed with the Securities and Exchange Commission on March 1, 2017, and in subsequently filed documents. In light of these risks, uncertainties and assumptions, the forward-looking events may not occur. In addition, Aegion's actual results may vary materially from those anticipated, estimated, suggested or projected. Except as required by law, Aegion does not assume a duty to update forward-looking statements, whether as a result of new information, future events or otherwise. Investors should, however, review additional disclosures made by Aegion from time to time in Aegion's filings with the Securities and Exchange Commission. Please use caution and do not place reliance on forward-looking statements. All forward-looking statements made by Aegion in this news release are qualified by these cautionary statements.

About Non-GAAP Financial Measures
Aegion has presented certain information in this release excluding certain items that impacted income, expense and earnings per share from continuing operations. The adjusted earnings per share in the quarter ended March 31, 2017 and 2016 exclude charges related to the Company's restructuring efforts and acquisition-related activities.

Aegion management uses such non-GAAP information internally to evaluate financial performance for Aegion's operations because Aegion's management believes such non-GAAP information allows management to more accurately compare Aegion's ongoing performance across periods. As such, Aegion's management believes that providing non-GAAP financial information to Aegion's investors is useful because it allows investors to evaluate Aegion's performance using the same methodology and information used by Aegion management.

(AEGN-ER)

CONTACT: Aegion Corporation
David A. Martin, Executive Vice President and Chief Financial Officer
(636) 530-8000

AEGION CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)
(in thousands, except share and per share information)

	For the Quarters Ended March 31,	
	2017	**2016**
Revenues	$ 325,175	$ 293,908
Cost of revenues	257,763	239,494
Gross profit	67,412	54,414
Operating expenses	52,746	50,725
Acquisition-related expenses	533	1,031
Restructuring charges	—	6,797
Operating income (loss)	14,133	(4,139)
Other income (expense):		
Interest expense	(4,047)	(3,615)
Interest income	49	32
Other	(387)	(973)
Total other expense	(4,385)	(4,556)
Income (loss) before taxes on income	9,748	(8,695)
Taxes (benefit) on income (loss)	1,995	(4,746)
Net income (loss)	7,753	(3,949)
Non-controlling interests (income) loss	(1,882)	157
Net income (loss) attributable to Aegion Corporation	$ 5,871	$ (3,792)
Earnings (loss) per share attributable to Aegion Corporation:		
Basic	$ 0.17	$ (0.11)
Diluted	$ 0.17	$ (0.11)
Weighted average shares outstanding - Basic	33,819,331	35,488,580
Weighted average shares outstanding - Diluted	34,504,588	35,488,580

AEGION CORPORATION AND SUBSIDIARIES
STATEMENT OF OPERATIONS RECONCILIATION
(Unaudited) (Non-GAAP)
(in thousands, except share and per share information)

For the Quarter Ended March 31, 2017

	As Reported (GAAP)	Restructuring Charges (1)	Acquisition-Related Expenses (2)	As Adjusted (Non-GAAP)
Affected Line Items:				
Cost of revenues	$ 257,763	$ (168)	$ —	$ 257,595
Gross profit	67,412	168	—	67,580
Operating expenses	52,746	251	—	52,997
Acquisition-related expenses	533	—	(533)	—
Operating income	14,133	(83)	533	14,583
Income before taxes on income	9,748	(83)	533	10,198
Taxes on income	1,995	147	108	2,250
Net income	7,753	(230)	425	7,948
Net income attributable to Aegion Corporation [3]	5,871	(230)	425	6,066
Diluted earnings per share:				
Net income attributable to Aegion Corporation [3]	$ 0.17	$ —	$ 0.01	$ 0.18

____

(1) Includes the following non-GAAP adjustments: (i) pre-tax restructuring charges for cost of revenues of $168 related to the write-off of certain other assets; and (ii) pre-tax restructuring charges for operating expenses of $(251) primarily related to the reversal of reserves for potentially uncollectible receivables, net of wind-down and other restructuring-related charges. All restructuring charges relate to the 2014 Restructuring.

(2) Includes non-GAAP adjustments related to expenses incurred in connection with the Company's acquisition of Environmental Techniques and other potential acquisition activity pursued by the Company during the quarter.

(3) Includes non-controlling interests.

AEGION CORPORATION AND SUBSIDIARIES
STATEMENT OF OPERATIONS RECONCILIATION
(Unaudited) (Non-GAAP)
(in thousands, except share and per share information)

For the Quarter Ended March 31, 2016

	As Reported (GAAP)	Restructuring Charges (1)	Acquisition-Related Expenses (2)	As Adjusted (Non-GAAP)
Affected Line Items:				
Cost of revenues	$ 239,494	$ (35)	$ (1,209)	$ 238,250
Gross profit	54,414	35	1,209	55,658
Operating expenses	50,725	(2,730)	—	47,995
Acquisition-related expenses	1,031	—	(1,031)	—
Restructuring charges	6,797	(6,797)	—	—
Operating income (loss)	(4,139)	9,562	2,240	7,663
Income (loss) before taxes on income	(8,695)	9,562	2,240	3,107
Taxes (benefit) on income (loss)	(4,746)	3,084	609	(1,053)
Net income (loss) attributable to Aegion Corporation [3]	(3,792)	6,478	1,631	4,317
Diluted earnings per share:				
Net income (loss)attributable to Aegion Corporation [3]	$ (0.11)	$ 0.18	$ 0.05	$ 0.12

(1) Includes the following non-GAAP adjustments: (i) pre-tax restructuring charges for cost of revenues of $35 related to the write-off of certain other assets; (ii) pre-tax restructuring charges for operating expenses of $2,730 related to wind-down and other restructuring-related charges; and (iii) pre-tax restructuring charges of $6,797 related to employee severance, extension of benefits, employment assistance programs and early lease termination costs in accordance with ASC 420, *Exit or Disposal Cost Obligations*, and recorded as "Restructuring charges" in the Consolidated Statements of Operations. The vast majority of restructuring charges relate to the 2016 Restructuring.

(2) Includes the following non-GAAP adjustments: (i) inventory step up expense of $1,209 for cost of revenues recognized as part of the accounting for business combinations in connection with the Company's acquisition of Underground Solutions; and (ii) expenses of $1,031 incurred in connection with the Company's acquisition of Underground Solutions and other potential acquisition activity pursued by the Company during the quarter.

(3) Includes non-controlling interests.

Segment Reporting

Infrastructure Solutions

(in thousands)	Quarter Ended March 31, 2017			Quarter Ended March 31, 2016		
	As Reported (GAAP)	Adjustments (1)	As Adjusted (Non-GAAP)	As Reported (GAAP)	Adjustments (2)	As Adjusted (Non-GAAP)
Revenues	$ 128,868	$ —	$ 128,868	$ 125,762	$ —	$ 125,762
Cost of revenues	97,617	(168)	97,449	96,018	(1,244)	94,774
Gross profit	31,251	168	31,419	29,744	1,244	30,988
Gross profit margin	24.3%		24.4%	23.7%		24.6%
Operating expenses	25,108	251	25,359	20,926	41	20,967
Acquisition-related expenses	533	(533)	—	1,031	(1,031)	—
Restructuring charges	—	—	—	1,979	(1,979)	—
Operating income	5,610	450	6,060	5,808	4,213	10,021
Operating margin	4.4%		4.7%	4.6%		8.0%

(1) Includes non-GAAP adjustments related to: (i) pre-tax restructuring charges associated with the write-off of certain other assets, reversal of reserves for potentially uncollectible receivables, wind down and other restructuring charges; and (ii) acquisition expenses incurred primarily in connection with the Company's acquisition of Environmental Techniques and other potential acquisition activity pursued by the Company during the quarter.

(2) Includes non-GAAP adjustments related to: (i) pre-tax restructuring charges associated with the write-off of certain other assets, severance and benefit related costs, and other restructuring charges; (ii) inventory step up expense recognized in connection with the Company's acquisition of Underground Solutions; and (iii) acquisition expenses incurred primarily in connection with the Company's acquisition of Underground Solutions.

Corrosion Protection

(in thousands)	Quarter Ended March 31, 2017			Quarter Ended March 31, 2016		
	As Reported (GAAP)	Adjustments	As Adjusted (Non-GAAP)	As Reported (GAAP)	Adjustments (1)	As Adjusted (Non-GAAP)
Revenues	$ 123,390	$ —	$ 123,390	$ 92,446	$ —	$ 92,446
Cost of revenues	95,427	—	95,427	75,247	—	75,247
Gross profit	27,963	—	27,963	17,199	—	17,199
Gross profit margin	22.7%		22.7%	18.6 %		18.6 %
Operating expenses	20,751	—	20,751	20,449	(317)	20,132
Restructuring charges	—	—	—	2,420	(2,420)	—
Operating income (loss)	7,212	—	7,212	(5,670)	2,737	(2,933)
Operating margin	5.8%		5.8%	(6.1)%		(3.2)%

(1) Includes non-GAAP adjustments related to pre-tax restructuring charges associated with the write-off of certain other assets, severance and benefit related costs, and other restructuring charges.

Energy Services

(in thousands)	Quarter Ended March 31, 2017			Quarter Ended March 31, 2016		
	As Reported (GAAP)	Adjustments	As Adjusted (Non-GAAP)	As Reported (GAAP)	Adjustments (1)	As Adjusted (Non-GAAP)
Revenues	$ 72,917	$ —	$ 72,917	$ 75,700	$ —	$ 75,700
Cost of revenues	64,719	—	64,719	68,229	—	68,229
Gross profit	8,198	—	8,198	7,471	—	7,471
Gross profit margin	11.2%		11.2%	9.9 %		9.9%
Operating expenses	6,887	—	6,887	9,350	(2,454)	6,896
Restructuring charges	—	—	—	2,398	(2,398)	—
Operating income (loss)	1,311	—	1,311	(4,277)	4,852	575
Operating margin	1.8%		1.8%	(5.6)%		0.8%

(1) Includes non-GAAP adjustments related to pre-tax restructuring charges associated with the write-off of certain other assets, early lease termination costs, severance and benefit related costs, and other restructuring charges.

AEGION CORPORATION AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(Unaudited)
(in thousands, except share amounts)

	March 31, 2017	December 31, 2016
Assets		
Current assets		
Cash and cash equivalents	$ 87,602	$ 129,500
Restricted cash	1,573	4,892
Receivables, net of allowances of $5,303 and $6,098, respectively	207,943	186,016
Retainage	31,237	33,643
Costs and estimated earnings in excess of billings	75,535	62,401
Inventories	69,113	63,953
Prepaid expenses and other current assets	38,903	51,832
Total current assets	511,906	532,237
Property, plant & equipment, less accumulated depreciation	156,690	156,747
Other assets		
Goodwill	302,749	298,619
Identified intangible assets, less accumulated amortization	193,102	194,911
Deferred income tax assets	1,584	1,848
Other assets	9,371	9,220
Total other assets	506,806	504,598
Total Assets	$ 1,175,402	$ 1,193,582
Liabilities and Equity		
Current liabilities		
Accounts payable	$ 64,713	$ 63,058
Accrued expenses	71,821	85,010
Billings in excess of costs and estimated earnings	44,716	62,698
Current maturities of long-term debt	22,020	19,835
Total current liabilities	203,270	230,601
Long-term debt, less current maturities	354,427	350,785
Deferred income tax liabilities	23,731	23,339
Other non-current liabilities	13,102	12,674
Total liabilities	594,530	617,399
Equity		
Preferred stock, undesignated, $.10 par – shares authorized 2,000,000; none outstanding	—	—
Common stock, $.01 par – shares authorized 125,000,000; shares issued and outstanding 33,604,854 and 33,956,304, respectively	336	340
Additional paid-in capital	159,191	166,598
Retained earnings	460,933	455,062
Accumulated other comprehensive loss	(49,140)	(53,500)
Total stockholders' equity	571,320	568,500
Non-controlling interests	9,552	7,683
Total equity	580,872	576,183
Total Liabilities and Equity	$ 1,175,402	$ 1,193,582

AEGION CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)
(in thousands)

	For the Quarters Ended March 31,	
	2017	2016
Cash flows from operating activities:		
Net income (loss)	$ 7,753	$ (3,949)
Adjustments to reconcile to net cash used in operating activities:		
Depreciation and amortization	11,852	11,376
Gain on sale of fixed assets	(116)	(499)
Equity-based compensation expense	3,096	2,363
Deferred income taxes	5,533	(1,187)
Non-cash restructuring charges	42	(212)
Loss on foreign currency transactions	378	1,131
Other	(62)	(485)
Changes in operating assets and liabilities (net of acquisitions):		
Restricted cash related to operating activities	1,354	462
Receivables net, retainage and costs and estimated earnings in excess of billings	(30,257)	29,618
Inventories	(3,491)	(1,806)
Prepaid expenses and other assets	5,351	3,382
Accounts payable and accrued expenses	(9,988)	(39,086)
Billings in excess of costs and estimated earnings	(18,078)	(3,672)
Other operating	300	582
Net cash used in operating activities	(26,333)	(1,982)
Cash flows from investing activities:		
Capital expenditures	(3,907)	(10,060)
Proceeds from sale of fixed assets	165	956
Patent expenditures	(289)	(541)
Restricted cash related to investing activities	2,000	(1,086)
Purchase of Underground Solutions, Inc., net of cash acquired	—	(85,167)
Other acquisitions, net of cash acquired	(9,045)	(500)
Sale of interest in Bayou Perma-Pipe Canada, Ltd., net of cash disposed	—	4,599
Net cash used in investing activities	(11,076)	(91,799)
Cash flows from financing activities:		
Proceeds from issuance of common stock upon stock option exercises, including tax effects	—	38
Repurchase of common stock	(10,508)	(16,325)
Payment of contingent consideration	(500)	—
Proceeds from line of credit	10,000	34,000
Principal payments on long-term debt	(4,375)	(4,375)
Net cash provided by (used in) financing activities	(5,383)	13,338
Effect of exchange rate changes on cash	894	(3,394)
Net decrease in cash and cash equivalents for the period	(41,898)	(83,837)
Cash and cash equivalents, beginning of year	129,500	211,696
Cash and cash equivalents, end of period	$ 87,602	$ 127,859